CONSULTING AGREEMENT as of March 31, 1996, by and between LOTTOWORLD,
INC., 2150 Goodlette Road, Suite 200, Naples, Florida 33940 (the "Company"), and _______________ at _____________ or its assignees ("Consultant").

           WHEREAS, Consultant is in the business of assisting public companies in financia relations; and

           WHEREAS, the Company desires to retain Consultant to provide certain specified services for the Company.

           NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.  DUTIES AND INVOLVEMENT

           1.1. The Company hereby engages Consultant to provide financial and public relations services as provided by attachment hereto.

           1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.  TERMS

           This Agreement shall continue until twelve (12) months from date of execution.

3.  COMPENSATION

           Upon execution of this Agreement, as total and complete consideration for the services to be provided and expenses to be incurred (described below) by Consultant hereunder, the Company will issue and deliver to Consultant ______________ shares of Common Stock of the Company (the "Shares") which the Company shall immediately register for free-trading under the Securities Act of 1933, as amended, by filing with the Securities and Exchange Commission a registration statement relating to such Shares on Form S-8. The Company shall pay such complete consideration to the Consultant by no later than May 17, 1996.

4.  PAYMENT OF EXPENSES

           Consultant agrees to pay for all costs and expenses incurred by Consultant and its representatives and by third parties engaged by it in connection with the performance of the financial and public relations services provided for herein.





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5.  SERVICES NOT EXCLUSIVE

           Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

6.  CONFIDENTIALITY

           Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, d0uring or subsequent to the term of this Agreement except as reasonably required in the performance of its services hereunder, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.

7.  COVENANT NOT TO COMPETE

           During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

8.  REGISTRATION OF SECURITIES

           As provided hereinabove, the Company will immediately file with the Securities and Exchange Commission a registration statement on Form S-8 including the Shares. The Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Shares. The Company undertakes to make available for review and comment by Consultant, on a timely basis and prior to submission with any regulatory agency, copies of the registration statement.

           8.1. At all times following registration of the Shares and continuing for not less than twelve (12) months following such registration, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc., the Nasdaq SmallCap Market, and/or national or regional stock exchanges necessary to allow the Shares to be freely tradable in the public market.

           8.2. The Company agrees that during the term of this Agreement it will not without the prior written approval of the Consultant issue any common stock pursuant to Regulation S of the General Regulations of the Securities and Exchange Commission or any registration of the Company's securities by means of a Form S-8 registration statement.

9.  CERTAIN REPRESENTATIONS AND WARRANTIES.

           In order to give comfort to Consultant, the Company represents and warrants the following:





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           9.1. the Company will furnish to Consultant, as requested, all information concerning the Company which is relevant to its past, current and planned operations, including, without limitation (i) financial statements, including current cash received and disbursed (ii) issuance of stock, stock options or warrants, including the pricing of such stock and stock rights (iii) terms or employment agreements, including benefits of all types (iv) all Board of Directors resolutions (v) all borrowing of any type (vi) shareholder lists
(vii) monthly reports from the Depository Trust Corporation ("DTC") or similar organization and (viii) all transactions among affiliates or controlling persons of the Company.

           9.2. The Company is authorized and has the full power to issue such Shares and to file a registration statement on Form S-8 for such Shares. Such issuance or registration thereof will not violate any agreement, covenant, understanding, arrangement or otherwise with any party, broker, agent, or entity.

10.  INVESTMENT REPRESENTATION

           The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with all copies of the Company's filings for the prior 12 months made under the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that the acquisition of the securities to be issued to Consultant involves a high degree of risk. Consultant represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify Consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company hereby represents that it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement other than as provided for herein without the consent of Consultant, which shall not unreasonably be withheld.

11.  ASSIGNMENT

           This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

12.  ARBITRATION

           Any dispute, controversy or claim between the Company and Consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect. Any award shall be binding and conclusive for all purpose thereof, may include injunctive relief, as well as orders for specific performance, and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact




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or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrator and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail, express delivery or personal service at the address provided for herein.

13.  INDEMNIFICATION

           13.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission from the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

           13.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact, contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement, or omission or alleged omission was made in said registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity will be in addition to any liability which Consultant may have. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

           13.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in




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respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

14.  NOTICES

           All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon delivery personally or by courier (such as FedEx or similar express delivery service) to the party to be notified. Notice to each party shall be addressed to the attention of the officer at the address set forth beneath the signature line, or to such other officer or addresses as either party may designate upon at least ten days' notice to the other party.

15.  GOVERNING LAW

           This Agreement shall be constructed by and enforced in accordance with the laws of the State of Florida.

16.  ENTIRE AGREEMENT

           This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

17.  NON-WAIVER

           A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

18.  COUNTERPARTS

           This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

19.  BINDING EFFECT

           The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

20.  EFFECTIVE DATE

           The effective date of this Agreement is March 31, 1996.

           IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year above written.

                                                     LOTTOWORLD, INC.

                                                     By
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                                                     By
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